SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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THE WORLD FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CSI EQUITY FUND

a series of

THE WORLD FUNDS, INC.

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 527-9525

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders (“the Meeting”) of the CSI Equity Fund (to be renamed REMS Real Estate Income 50/50 Fund), a series of The World Funds, Inc. (the “Company”).  The Meeting is scheduled for April 4, 2011.  If you are a shareholder of record of the Fund as of the close of business on March 21, 2011 you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to approve a new investment advisory agreement for the Fund, and two proposals to modify the Fund’s fundamental policy governing concentration of investments in any one industry, and the Fund’s fundamental policy governing the use of leverage (i.e., borrowing) in managing the Fund’s security investments (the “Proposals”).

The first Proposal relates to shareholder consideration of a new investment advisory agreement (“New Agreement”) between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC. (“REMS”), the proposed investment adviser to the Fund.  This New Agreement is proposed to have the same advisory fees as, and otherwise not be materially different from, the old advisory agreement (the “Old Agreement”) between the Company, on behalf of the Fund, and its former adviser.

At a special meeting held on December 20, 2010, the Board reviewed and approved the New Agreement to take effect subject to shareholder approval of the New Agreement. REMS has commenced acting as the Fund’s investment adviser at its cost, but has not yet implemented its investment strategy of focusing on the Real Estate sector pending shareholder approval,. Based on information that the Board received from REMS, the Board concluded that it is in the best interests of shareholders to approve the New Agreement and recommended that the New Agreement be submitted to shareholders for approval.  To help you further understand the New Agreement, we have enclosed a Questions & Answers section that provides an overview of the New Agreement.

The second Proposal relates to a proposed, modified fundamental investment policy for the Fund governing concentration of investments in any one industry, which would permit REMS to concentrate the Fund’s investments in Real Estate related securities. At the December 20, 2010, special meeting, the Board also reviewed and approved this Proposal as being in the best interests of the Fund and its shareholders.

The third Proposal relates to a proposed, modified fundamental investment policy for the Fund governing the use of leverage (i.e., borrowing), which would permit the Fund to borrow up to 30% of its total assets for REMS to use in managing the Fund’s security investments. At the December 20, 2010, special meeting, the Board also reviewed and approved this Proposal as being in the best interests of the Fund and its shareholders.

More specific information about the Proposals is contained in the proxy statement, which you should consider carefully.

The Board of Directors of The World Funds, Inc. has unanimously approved the Proposals and recommends that you vote FOR the Proposals as described in the proxy statement.

Your vote is important to us.  Please take a few minutes to review this proxy statement and vote your shares today.  We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or a service provider of the Fund, who will remind you to vote your shares.

Thank you for your attention and consideration of these important Proposals and for your investment in the Fund.  If you need additional information, please call shareholder services at 800-527-9525.

Sincerely,

John Pasco

John Pasco, III, Chairman

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the CSI Equity Fund (the “Fund”) of The World Funds, Inc. (the “Company”) that requires a shareholder Vote.

QUESTIONS AND ANSWERS

Q.           Why am I receiving this proxy statement?

A.
You are receiving these proxy materials – a booklet that includes the proxy statement and a proxy card – because you have the right to vote on these important proposals concerning your investment in the Fund (the “Proposals”).

Q.	What is happening?

A.
The first Proposal relates to shareholder consideration of a new investment advisory agreement (“New Agreement”) between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC. (“REMS”), the proposed investment adviser to the Fund.  This New Agreement is proposed to have the same advisory fees as, and otherwise not be materially different from, the old advisory agreement (the “Old Agreement”). In addition, shareholders will be considering two proposed modifications of the Fund’s fundamental policy governing concentration of investments in any one industry and the Fund’s fundamental policy governing the use of leverage (i.e., borrowing) in managing the Fund’s security investments.

The New Agreement and proposed fundamental investment policy modification require the approval of both the Board of Directors of the Company (the “Board”) and the shareholders of the Fund.

Q.	Why Am I Being Asked to Vote on a New Advisory Agreement?

A.	The approval of the New Agreement and proposed fundamental investment policy modifications require approval of shareholders.

Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Old Agreement.  The Fund’s advisory fee rate will remain unchanged.  If approved by shareholders, the New Agreement will take effect upon the change of control and termination of the Old Agreement.

Q.	If shareholders approve the new Advisory Agreement, when will REMS commence its investment services?

A.
REMS has commenced acting as the investment adviser to the Fund at its cost, but has not yet implemented its investment strategy of focusing on the Real Estate sector pending shareholder approval. Thus, REMS’ focus on the Real Estate sector will be implemented for the Fund immediately upon obtaining such approval.

Q.	What Happens If the New Agreement Is Not Approved?

A.	In the event shareholders of the Fund do not approve the New Agreement, the Board of Directors will be forced to liquidate the assets of the Fund and return them to shareholders.

Q.	How do the Directors suggest that I vote?

A.
After careful consideration, the Directors unanimously recommend that you vote “FOR” the Proposals.  Please see “Board Recommendations” for a discussion of the Board’s considerations in making its recommendation.

Q.	Will my vote make a difference?

A.
Yes.  Your vote is needed to ensure that the Proposals can be acted upon.  We encourage all shareholders to participate in the Fund governance.  Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.           I’m a small investor. Why should I bother to vote?

A.	Every vote is important. If enough shareholders do not vote, the Fund may not receive enough votes to go forward with the Meeting. If this happens, the Fund will need to solicit votes again.

Q.	How do I place my vote?

A.
You may provide the Fund with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card.  Please follow the enclosed instructions to utilize any of these voting methods.  If you need more information on how to vote, or if you have any questions, please call shareholder services at 800-527-9525.

Q.	What if I am not in favor of one or more of the Proposals, but such Proposals are approved by the requisite vote?

A.	Any proposal will be effective upon appropriate approval. If you view such action as negatively affecting your investment framework, then you may redeem your fund shares.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 800-527-9525 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

CSI EQUITY FUND

a series of

THE WORLD FUNDS, INC.

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 527-9525

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON April 4, 2011

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the CSI Equity Fund (the “Fund”), a series of The World Funds, Inc. (the “Company”), will be held at the offices of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 on April 4, 2011 at 10:00 a.m. Eastern Time.

At the Meeting, shareholders of record (“Shareholders”) will be asked to approve a new investment advisory agreement between the Company, on behalf of the Fund, and Real Estate Management Services Group (“REMS”), the Fund’s proposed investment adviser (a form of which is attached to the Proxy Statement as Exhibit A), to approve a modification of the Fund’s fundamental policy governing concentration of investments in any one industry, to approve a modification of the Fund’s fundamental policy governing the use of leverage in managing the Fund’s security investments, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting.  However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.  In addition, you can vote easily and quickly by mail, by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record at the close of business on March 21, 2011 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

By Order of the Board of Directors

 John Pasco

John Pasco, III, Chairman

March 21, 2011

CSI EQUITY FUND

a series of

THE WORLD FUNDS, INC.

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 527-9525

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON April 4, 2011

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The World Funds, Inc. (the “Company”) for use at the special meeting of shareholders to be held on April 4, 2011Eastern Time at the offices of the Company, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of the CSI Equity Fund (the “Fund”) of record at the close of business on March 21, 2011 (“Shareholders”) are entitled to vote at the Meeting.  The proxy card and this proxy statement are being mailed to Shareholders on or about March 22, 2011.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.  As of March 21, 2011, the Fund had the following common stock (“Shares”) outstanding and entitled to be voted.

Share Class	Shares Outstanding

Investor	607,012.060
Class A	193,770.268

As used in this proxy statement, the Company’s Board of Directors is referred to as the “Board,” and the term “Director” includes each director of the Company.  A Director that is an interested person of the Company is referred to in this proxy statement as an “Interested Director.” A Director may be an interested person of the Company because he or she is affiliated with the Company’s proposed investment adviser, Real Estate Management Services Group, LLC, the Company’s principal underwriter or any of their affiliates.  Directors who are not interested persons of the Company are referred to in this proxy statement as “Independent Directors.”

GENERAL INFORMATION

The Board intends to bring before the Meeting the matters set forth in the foregoing notice.  If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person.  Your vote is important no matter how many shares you own.  You can vote easily and quickly by mail, by Internet, by telephone or in person.  At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Fund or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting.  Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-800-527-9525.

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Fund, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by the Fund.

All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card.  If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card.  A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposals.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

Required Vote

The approval of the Proposals requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

PROPOSAL ONE– CONSIDERATION OF THE NEW INVESTMENT ADVISORY AGREEMENT

Background Information

Real Estate Management Services Group, LLC (“REMS”), the Fund’s proposed investment adviser, has served as investment adviser to the CSI Equity Fund (the “Fund”) since December, 2010.

The resignation of CSI Capital Management, Inc.

Due to the resignation (the “Resignation”) of CSI Capital Management, Inc., the Company, on behalf of the Fund, entered into a new investment advisory agreement (“New Agreement”) with REMS.  The New Agreement requires the approval of both the Board of Directors of the Company (the “Board”), which occurred on December 20, 2010, and the shareholders of the Fund.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), CSI’s resignation resulted in the automatic termination of CSI’s old investment advisory agreement with the Fund under Section 15 of the 1940 Act. While REMS commenced on December 31, 2010, acting as the Fund’s investment adviser at its cost, it has not yet implemented its investment strategy of focusing on the Real Estate sector pending shareholder approval.

Other than the change in the investment adviser, all other aspects of the relationship between the Fund and Fund Management, including the operations of the investment adviser, the fees payable to the investment adviser and the person responsible for the day-to-day management of the Fund, are expected to remain unchanged.  The following pages give you additional information about REMS and this matter on which you are being asked to vote.

Termination of the Old Agreement

The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote whenever there is a change in an investment company’s investment adviser.  Upon such a change, the investment advisory agreement between the former investment adviser and the investment company automatically terminates.  Therefore, REMS taking over as investment adviser to the Fund caused the Old Agreement to terminate.

Description of the New Agreement

A form of the New Agreement is attached to this proxy statement as Exhibit A. There are no material differences between the New Agreement and the Old Agreement.  For instance, the Fund’s advisory fee rate will remain unchanged.  With respect to duration of the New Agreement, the New Agreement provides that, unless terminated as provided therein, the New Agreement shall continue for two years, which will result in REMS implementing its investment focus on Real Estate securities immediately upon shareholder approval of the New Agreement.  Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually: (a) by the vote of a majority of the Directors, including a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the outstanding voting securities of the Fund.

Pursuant to the New Agreement, REMS will serve as the Fund’s investment adviser. Each of the Old Agreement and the New Agreement requires the investment adviser to:

•	Manage the investment and reinvestment of the Fund’s assets;

•	Continuously review, supervise and administer the investment program for the Fund;

•	Determine the securities or investment instruments to be purchased, sold, lent or otherwise traded;

•	Provide the Fund, and any other agent designated by the Fund, with records concerning the adviser’s activities which the Fund is required to maintain; and

•	Provide other reports reasonably requested by the Fund’s administrator or the Fund’s officers and Board concerning the adviser’s discharge of the foregoing responsibilities.

Each of the Old Agreement and the New Agreement also authorizes the Fund’s investment adviser to select brokers and dealers to effect all portfolio transactions for the Fund and directs the Fund’s investment adviser to use its best efforts to obtain for the Fund the most favorable overall terms and best execution when placing any orders for the purchase or sale of securities for the Fund. Subject to policies and procedures approved by the Board and the requirements of Section 28(e) of the Securities Exchange Act of 1934, REMS may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if REMS determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided.

Each of the Old Agreement and the New Agreement obligates the Fund’s investment adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund’s prospectus and applicable laws and regulations.  Under the terms of each of the Old Agreement and the New Agreement, the Fund’s investment adviser will bear its costs of providing its services thereunder.

Information on Investment Advisory Fees

The New Agreement provides that the Fund will pay REMS an advisory fee at the annual rate of .50% of the Fund’s average daily net assets.  This level of compensation is identical to the level of compensation under the Old Agreement.

Information on REMS

Real Estate Management Services Group, LLC. is a Florida Limited Liability Corporation organized in May, 2001. It currently serves as the adviser for the Company’s Fund entitled REMS Real Estate Value Opportunity Fund, a mutual fund having net assets of $156 million as of  March 21, 2011 (performance information for such Fund is available on the website of the Company). The principal office of REMS is 1100 Fifth Avenue South, Suite 305, Naples, Florida, 34102. As of December 31, 2010, REMS had approximately $500 million in assets under management.  The Managing Member of REMS is Edward Turville.  The other individual Members of REMS are John Webster (President), John Whitaker, and Michael Shelly.

Recommendation of Directors

Board Considerations Regarding the New Agreement.  At its meeting held on December 20, 2010, the Board considered the approval of the New Agreement.  The Board took into consideration that other than the change in the Adviser, all other aspects of the relationship between the Fund and Fund Management, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day management of the Fund are expected to remain unchanged under the New Agreement.  Representatives from REMS, who were present at the meeting, assured the Board that there would be no reduction or other change in the nature or quality of the investment advisory services provided to the Fund under the New Agreement. Thus, given the fact that there were no material differences between the Old Agreement and New Agreement, the Board undertook a similar review with respect to the New Agreement as they did for the Old Agreement.

Prior to the meeting on December 20, 2010, the Board requested and received written materials from the proposed Adviser regarding:  (a) the nature, extent and quality of the services to be provided by REMS; (b) the potential investment performance of the Fund and the proposed Adviser; (c) the costs of the services to be provided and profits to be realized by the proposed Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

At the meeting, representatives from REMS, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the proposed Adviser’s fee and other aspects of the New Agreement. Among other things, the representatives provided a brief overview of REMS’ ownership and structure, reviewed REMS’ investment strategy and philosophy, and discussed REMS’ stock selection criteria and portfolio composition principles.  The Board then discussed the written materials that the Board received before the meeting and the proposed Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the New Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

The Independent Directors, met in executive session to discuss the New Agreement.  After conclusion of the executive session, the Board, including a majority of the Independent Directors, unanimously determined that it was in the best interests of the Fund and its shareholders to approve the New Agreement.

In determining whether to approve the New Agreement and to recommend its approval to shareholders, the Board, including a majority of the Independent Directors, considered the following factors in addition to all other information it deemed relevant, and drew the following conclusions:

Nature, Extent and Quality of Advisory and Other Services.  In considering the nature, extent and quality of the services to be provided by the proposed Adviser, the Board reviewed the portfolio management services provided by the Adviser to other mutual funds, including the quality and continuity of the proposed Adviser’s portfolio management personnel, and the Board concluded that it was satisfied with the services to be provided to the Fund.

Fund Performance and Investment Objectives.  The Board also compared the Fund’s potential performance to benchmark indices and other similar mutual funds over various periods of time and concluded that they were satisfied with the potential investment performance of the Fund, in light of the factors described by the proposed Adviser that may contribute to the Fund’s potential performance and relative to the performance of the Fund’s peer group.

Costs of Advisory Services and Economies of Scale.  In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed a report of the costs of services provided by and the profits likely to be realized by the proposed Adviser from its relationship with the Fund and concluded that such profit levels were reasonable.  The Board also reviewed reports comparing the expense ratio and advisory fee to be paid by the Fund to those paid by other comparable mutual funds and concluded that the proposed advisory fee was reasonable and the result of arm’s length negotiations, and the expense ratio of the Fund would be consistent with industry standards.  In addition, the Board considered whether economies of scale had been realized during the current contract period, but did not believe that such economies had yet occurred.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the proposed Adviser’s fees are reasonable in light of the services that the proposed Adviser would be providing to the Fund; and (c) agreed to approve the New Agreement.

Board Recommendation. Based upon its evaluation of all relevant factors, the Board of Directors, including all of the Independent Directors, concluded that the New Agreement was in the best interests of the Fund and its shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

PROPOSAL TWO- APPROVAL OF A MODIFICATION OF THE FUND’S   FUNDAMENTAL POLICY GOVERNING CONCENTRATION OF INVESTMENTS IN ANY ONE INDUSTRY

Background Information

If Fund shareholders approve Real Estate Management Services Group, LLC. (“REMS”) as   the Fund’s investment adviser, REMS intends to invest the assets of the Fund primarily in REITs, REIT preferred stocks and other real estate related securities with the objective of producing income.  In order to permit REMS to implement this investment strategy, the Fund’s current fundamental policy governing concentration of investments in any one industry must be modified.  The Board, including a majority of the Independent Directors, approved the proposed, modified investments concentration fundamental policy described below at its meeting on December 20, 2010, and, pursuant to the requirements of Section 13 of the 1940 Act, the proposed, modified investments concentration fundamental policy is being submitted to the Fund shareholders for their consideration.

Description of the Fund’s Current Fundamental Policy Governing Concentration of Investments in Any One Industry

      The Fund’s current investments concentration fundamental policy reads as follows:

 As a matter of fundamental policy, the Fund may not: Invest more than 25% of its total assets in securities of companies in the same industry. In applying the fundamental policy concerning concentration: (1) Except with respect to the Fund’s investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of [the] Fund’s assets will not be considered a violation of the restriction; and (2) Investments in certain categories of companies will not be considered to be investments in a particular industry.  Examples of these categories include: (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

The effect of the Fund’s current investments concentration fundamental policy is to limit the amount of Fund assets that can be invested in the securities of companies in any one particular industry, as the term “industry” is defined in this fundamental policy, to no more than 25% of the Fund’s total assets.

Description of the Fund’s Proposed, Modified Fundamental Policy Governing Concentration of Investments in Any One Industry

The Fund’s proposed, modified investments concentration fundamental policy would add the following language to the beginning of the Fund’s current fundamental policy governing concentration of investments in any one industry set forth above:

As a matter of fundamental policy, other than investing under normal conditions at least 80% of its total assets, plus the amount of any borrowings for investment purposes, in REITs, REIT preferred stocks and companies principally engaged in the real estate industry, the Fund may not:

       The rest of the Funds’ current investments concentration fundamental policy will remain unchanged.  The effect of the Fund’s proposed, modified investments concentration fundamental policy will be to require the Fund’s proposed investment adviser to invest under normal conditions at least 80% of the Fund’s net assets in REITs, REIT preferred stocks, and other real estate related securities.

Rationale Supporting the Fund’s Proposed, Modified Fundamental Policy Governing Concentration of Investments in Any One Industry

The reason why the Fund’s proposed investment adviser desires to modify the Fund’s current fundamental policy governing concentration of investments in any one industry to permit more than 25% of the Fund’s total assets to be invested in REITs, REIT preferred stocks, and other real estate related securities is to allow REMS to implement fully its strategy of investing the Fund’s assets in such securities with the objective of producing income.  REMS has been able successfully to follow this strategy in managing the security portfolio of REMS Real Estate Value Opportunity Fund for which it acts as investment adviser, and believes that this strategy will significantly benefit the Fund shareholders through possible increased returns.

Very importantly, Fund shareholders should understand that approving the proposed, modified fundamental policy governing concentration of investments in any one industry will NOT change the quality standards that have been applied in the past, and will be applied in the future by REMS, in managing the Fund’s security portfolio.  Such quality standards, which are described in detail in the Fund’s Prospectuses and Statement of Additional Information, are designed to reduce the shareholder risks that are presented by investing in the Fund. However, since under the Fund’s proposed, modified fundamental policy governing concentration of investments in any one industry REMS will be required to concentrate the Fund’s investments in REITs, REIT preferred stocks and other real estate related securities, permitting REMS to pursue its strategy of focusing the Fund’s investments in such securities will involve many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

Board Recommendation. Based on its evaluation of all relevant factors, the Board of Directors, including all of the Independent Directors, concluded that the Fund’s proposed, modified fundamental policy governing concentration of investments in any one industry was in the best interests of the Fund and its shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

PROPOSAL THREE- APPROVAL OF A MODIFICATION OF THE FUND’S FUNDAMENTAL POLICY GOVERNING THE USE OF LEVERAGE IN MANAGING THE FUND’S SECURITY INVESTMENTS

Background Information

If Fund shareholders approve Real Estate Management Services Group, LLC. (“REMS”) as the Fund’s investment adviser, REMS intends to utilize leverage (i.e., borrowing) in managing the Fund’s security investments.  In order to permit REMS to implement this investment strategy, the Fund’s current fundamental policy governing borrowing must be modified.  The Board, including a majority of the Independent Directors, approved the proposed, modified borrowing fundamental policy described below at its meeting on December 20, 2010, and, pursuant to the requirements of Section 13 of the 1940 Act, the proposed, modified borrowing fundamental policy is being submitted to the Fund shareholders for their consideration.

Description of the Fund’s Current Fundamental Policy Governing Borrowing

      The Fund’s current borrowing fundamental policy reads as follows:

The Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

The effect of the Fund’s current fundamental policy governing the use of leverage (i.e., borrowing) in managing the Fund’s security investments is to limit the Fund’s investment adviser’s ability to use leverage to only temporary or emergency purposes.

  Description of the Fund’s Proposed, Modified Fundamental Policy Governing Borrowing

The Fund’s proposed, modified borrowing fundamental policy will read as follows:

The Fund may only borrow money subject to the requirements of the 1940 Act and then only in an amount up to 30% of the value of its total assets, provided that the Fund maintains asset coverage of 300% in connection with all borrowings. In addition, the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

In executing its investment strategy, REMS will be able to elect to use leverage (i.e., borrow money) in order to seek to enhance Fund returns or to meet Fund operating expenses. REMS intends to borrow and maintain varying levels of leverage depending on factors such as the price of the Fund’s securities relative to the underlying Real Estate and dividend yield of such securities relative to the interest expense of the Fund.

The effect of the Fund’s proposed, modified borrowing fundamental policy will be to permit the Fund’s investment adviser to utilize leverage (i.e., borrowing) in managing the Fund’s security investments in an amount up to 30% of the value of the Fund’s total assets. There can be no assurance that a leveraging strategy, when employed, will be successful.

Rationale Supporting the Fund’s Proposed, Modified Fundamental Policy Governing Borrowing

The reason why the Fund’s proposed investment adviser desires to modify the Fund’s current fundamental policy governing borrowing is to allow REMS to implement fully its strategy of investing the Fund’s assets in such a way as to maximize its objective of producing income.  REMS has been able successfully to utilize leverage in managing the security portfolio of REMS Real Estate Value Opportunity Fund for which it acts as investment adviser, and believes that this strategy will significantly benefit the Fund shareholders through possible increased returns.

Very importantly, Fund shareholders should understand that approving the proposed, modified fundamental policy governing the use of leverage (i.e., borrowing) in managing the Fund’s security investments will NOT change the quality standards that have been applied in the past, and will be applied in the future by REMS, in managing the Fund’s security portfolio.  Such quality standards, which are described in detail in the Fund’s Prospectuses and Statement of Additional Information, are designed to reduce the shareholder risks that are presented by investing in the Fund.

Board Recommendation. Based on its evaluation of all relevant factors, the Board of Directors, including all of the Independent Directors, concluded that the Fund’s proposed, modified fundamental policy governing the use of leverage in managing the Fund’s security investments was in the best interests of the Fund and its shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THIS PROPOSAL.

ADDITIONAL INFORMATION

Other Service Providers

Commonwealth Shareholder Services, Inc. (“CSS”) serves as the Fund’s administrator.  Fund Services, Inc. (“FSI”) serves as the Fund’s transfer agent.  First Dominion Capital Corp. (“FDCC”) serves as the Fund’s distributor and principal underwriter.  CSS, FSI and FDCC are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Payment of Expenses

The Fund will pay the expenses of the preparation, printing and mailing of this proxy statement (and its enclosures) and of all related solicitations.

Beneficial Ownership of Shares

The following table contains information about the beneficial ownership by shareholders of 5% or more of the Fund’s outstanding shares as of March 21, 2011.  On that date, the existing directors and officers of the Fund, together as a group, “beneficially owned” less than 1% of the Fund’s outstanding shares.

Name and Address of Shareholder	Number of Shares	Percentage of Shares Owned
National Financial Services P.O. Box 12365 Birmingham, AL 35202	160,646.787	20.06%
Charles Schwab 101 Montgomery Street San Francisco, CA 94104	152,171.499	19.00%
Saxon & Co. 8800 Tinicum Blvd. Philadelphia, PA 19153	146,290.381	18.27%
Saxon & Co. FOB 20-10-102-3828388 8800 Tinicum Blvd. Philadelphia, PA 19153	56,791.315	7.09%
Saxon & Co. FBP 20101023828320 8800 Tinicum Blvd. Philadelphia, PA 19153	56,779.289	7.09%

The term “beneficial ownership” is as defined under Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.  The information as to beneficial ownership is based on statements furnished to the Fund by the existing Directors of the Fund, and/or on the records of the Fund’s transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Fund’s annual report for the fiscal year ended August 31, 2010, shareholders of the Fund may call toll free (800) 527-9525 or write to the Fund at CSI Equity Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or send a request by email to: info@ccofva.com.

Submission of Shareholder Proposals

The Company is organized as a Maryland corporation.  As such, the Company is not required to, and does not, have annual meetings.  Nonetheless, the Board of Directors may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Articles of Incorporation and By-Laws of the Company.  Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Company for inclusion in a future proxy statement.  Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Voting and Other Matters

Abstentions and “broker non-votes” will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present.  The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

No business other than the matters described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Fund.

Adjournment

In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the Proposal.  Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned.  Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn.  The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Directors,
John Pasco, III, Chairman
Dated:  March 21, 2011

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Exhibit A

THE WORLD FUNDS, INC.

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement (the "Agreement") dated this 31st day of December, 2010 by and between The World Funds, Inc., a Maryland corporation (herein called the "Company"), and Real Estate Management Services Group, LLC, a Florida limited liability company (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory and management services to a series of the Company, subject to the control of the Company's Board of Directors (the "Board" or the "Directors"), and the Adviser is willing to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment.  The Company hereby appoints the Adviser to act as the Adviser to the REMS Real Estate Income 50/50 Fund (formerly CSI Equity Fund) series of the Company (the "Fund") for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser.  The Company employs the Adviser to manage the investment and reinvestment of the assets of the Fund, and to continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Company's Officers and Board and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall have the responsibility to vote proxies incident to any securities held by the Fund. The Adviser shall further respond to all corporate action matters incident to the securities held by the fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in its prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

The Company will instruct each of its agents and contractors to cooperate with the Adviser in the conduct of the business of the Fund.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Sub-Advisers.  It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions.  Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act.  In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

4. Fund Transactions.  The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of Fund securities for the Fund and is directed to use its best efforts to obtain the overall best price and execution for the Fund's transactions in accordance with the policies of the Company and Adviser as set forth from time to time in the Fund's prospectus and Statement of Additional Information.  The Adviser will promptly communicate to the Company and to the Administrator such information relating to Fund transactions as they may reasonably request.  The Company understands and agrees that the Adviser may, from time to time, aggregate orders for the purchase or sale of identical securities on behalf of its clients, including the Fund.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's prospectus and Statement of Additional Information.  Subject to the foregoing, the Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of the Company pursuant to Rule 17e-1 under the 1940 Act.  Such brokerage services are not deemed to be provided under this Agreement.

5. Compensation of the Adviser.  For the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser, and the Adviser will accept as full compensation, a fee accrued daily and payable monthly on or before the 10th day of the month following the end of the preceding month at an annual rate of 0.50% on the average daily net assets of the Fund.

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate pro-ration of the advisory fee based on the number of days that the Agreement shall have been in effect during the month and year, respectively.  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. Expenses.  During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund.  Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the Fund for the following:

a.	Taxes;

b.	Brokerage fees and commissions with regard to Fund transactions;

c.	Interest charges, fees and expenses of the custodian of the securities;

d.	Fees and expenses of the Company's transfer agent and the Administrator;

e.	Its proportionate share of auditing and legal expenses;

f.	Its proportionate share of the cost of maintenance of corporate existence;

g.	Its proportionate share of compensation of directors of the Company who are not interested persons of the Adviser as that term is defined by law;

h.	Its proportionate share of the costs of corporate meetings;

i.	Federal and State registration fees and expenses incident to the sale of shares of the Fund;

j.	Costs of printing and mailing prospectuses for the Fund's shares, reports and notices to existing shareholders;

k.	The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

l.	Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

m.	Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Fund; and

n.
Expenses and taxes incident to the failure of the Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

7. Reports.  The Company and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

8. Status of the Adviser.  The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby.  The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

Pursuant to comparable agreements, the Company may also retain the services of the Adviser to serve as the investment adviser to other series of the Company.

9. Books and Records.  In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request.  The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  (As used in this Paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

The Company shall indemnify the Adviser as defined above and hold it harmless from and against any and all actions, suits or claims whether groundless or meritorious and from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, “Damages”) arising directly or indirectly out of the Company in connection with the performance of services by the Adviser hereunder, expect to the extent such Damages result from willful misfeasance, bad faith, gross negligence or the reckless disregard of the Advisor’s obligations and duties under this Agreement.

11. Permissible Interests.  Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise.  In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Company's Board, subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Company.

12. License of Name.  The Adviser hereby authorizes the Company to use the name "REMS Real Estate Income 50/50 Fund" for the Fund.  The Company agrees that if this Agreement is terminated it will promptly re-designate the name of the Fund to eliminate any reference to the name "REMS Real Estate Income 50/50 Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

13. Duration and Termination.  This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date.  Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund.  Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Company at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser on sixty (60) days' written notice.  This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

14. Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

15. Notice.  Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

(a)           To the Company at:              8730 Stony Point Parkway Suite 205
Richmond, Virginia 23235

(b)           To the Adviser at:                1100 Fifth Avenue, South
Suite 305
Naples, FL 34102-6407

16. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

17. Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act.  To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Counterparts.  This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument. A facsimile or telecopy signature on this Agreement may be relied upon as an original for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

REAL ESTATE MANAGEMENT SERVICES GROUP, LLC

BY: ____________________________________

THE WORLD FUNDS, INC.

BY: ____________________________________
John Pasco, III
Chairman

A-

Schedule A
to the
Investment Advisory Agreement
between
The World Funds, Inc.
and
Real Estate Management Services Group, LLC

Pursuant to Section 4, the Company shall pay the Adviser compensation at an annual rate as a percentage of the average daily net assets:

Fund                                                                                     Fee

REMS Real Estate Income 50/50 Fund                          .50%

CSI EQUITY FUND

a series of

THE WORLD FUNDS, INC.

FORM OF PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS,
TO BE HELD ON April 4, 2011

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the “Shares”), hereby appoints Lori Martin and Karen Shupe as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the CSI Equity Fund (the “Fund”), a series of The World Funds, Inc. (the “Company”) to be held at the offices of the Company’s administrator, Commonwealth Shareholder Services, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:00 am, Eastern Time, on April 4, 2011, and any adjournments or postponements thereof (the “Meeting”); and the undersigned hereby instructs said proxies to vote:

Proposal 1.	To approve a new investment advisory agreement between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC.

____For	____Against	____Abstain

Proposal 2.
To approve a modification of the Fund’s fundamental policy governing concentration of investments in any one industry, which would permit REMS to concentrate the Fund’s investments in Real Estate related securities.

____For                                           ____Against                                           ____Abstain

Proposal 3.
To approve a modification of the Fund’s fundamental policy governing the use of leverage, which would permit the Fund to borrow up to 30% of its total assets for REMS to use in managing the Fund’s security investments.

____For                                           ____Against                                           ____Abstain

This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy.  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, Directors or guardians should indicate the full title and capacity in which they are signing.

Dated:  _____________________, 2011
________________________________
Signature of Shareholder

________________________________
Signature (Joint owners)

________________________________
Printed Name of Shareholder(s)

________________________________
Printed Name of Shareholder(s)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.